UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 17, 2006


                              Jefferies Group, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                 1-14947               95-4719745
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  (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)          File Number)        Identification No.)


              520 Madison Ave., 12th Floor, New York, New York         10022
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                  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: 212-284-2550


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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 17, 2006, Jefferies Group, Inc. issued a press release announcing financial results for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

             The following exhibit is furnished with this report:

             Number              Exhibit
             ------              -------

             99 October 17, 2006 press release issued by Jefferies Group, Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Jefferies Group, Inc.


Date: October 17, 2006                         /s/ Roland T. Kelly
                                               ---------------------------------
                                                Roland T. Kelly
                                                Assistant Secretary




                                INDEX TO EXHIBITS

Exhibit No.       Description

99                October 17, 2006 press release issued by Jefferies Group, Inc.